SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 6, 2007

LifeCare Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-133319	51-0372090
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

5560 Tennyson Parkway

Plano, Texas 75024

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant’s telephone number, including area code: (469) 241-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Master Lease Agreement

On June 6, 2007, LifeCare REIT 1, Inc. (“Tenant”) a subsidiary of LifeCare Holdings, Inc. (“Company”) entered into an Amended and Restated Master Lease Agreement (“Lease”) with Health Care REIT, Inc., HCRI Texas Properties, LTD, and HCRI Wisconsin Properties, LLC (collectively, the “Landlord”) to include the sale and leaseback of a 62-bed long term acute care hospital being constructed by the Company in Milwaukee, Wisconsin (“Facility”). The Landlord paid an initial acquisition payment of $14.7 million to the Company towards the estimated total purchase price of $25.6 million for the Facility.

The initial term of the Lease will be 15 years, and the Tenant has one 15-year renewal option. The initial rent for the Facility under the Lease will be computed based on a predetermined spread over the rate of a 15-year U.S. Treasury Note and is subject to an annual inflation adjustment. The Lease is an “absolute net lease” and contains customary covenants, representations and warranties. The Company and its subsidiaries, LifeCare Hospitals of Milwaukee, Inc. and San Antonio Specialty Hospitals, LTD., also entered into an Amended and Restated Unconditional and Continuing Lease Guaranty (“Guaranty”) with the Landlord.

The foregoing description is qualified by reference to the Lease and the Guaranty, which are filed as exhibits to this Current Report on Form 8-K.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On June 6, 2007, a subsidiary of the Company entered into a sale and leaseback transaction related to the Facility with the Landlord. Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits.

10.1	Amended and Restated Master Lease Agreement dated June 6, 2007 by and between Health Care REIT, Inc., HCRI Texas Properties LTD, HCRI Wisconsin Properties, LLC, and LifeCare REIT 1, Inc.

10.2	Amended and Restated Unconditional and Continuing Lease Guaranty dated June 6, 2007 by and between Health Care REIT, Inc., HCRI Texas Properties LTD, HCRI Wisconsin Properties, LLC, LifeCare Holdings, Inc., San Antonio Specialty Hospitals, LTD., and LifeCare Hospitals of Milwaukee, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeCare Holdings, Inc.

By:	/s/ W. Earl Reed, III
Name:	W. Earl Reed, III
Title:	President and Chief Executive Officer

Date: June 12, 2007

EXHIBIT INDEX

Exhibit 10.1	Amended and Restated Master Lease Agreement dated June 6, 2007 by and between Health Care REIT, Inc., HCRI Texas Properties, LTD, HCRI Wisconsin Properties, LLC, and LifeCare REIT 1, Inc.

Exhibit 10.2	Amended and Restated Unconditional and Continuing Lease Guaranty.